Contingencies	12 Months Ended
Oct. 31, 2021
Disclosure Of Contingencies [Abstract]
Contingencies [Text Block]

19. Contingencies

(a) The Company has agreed to indemnify its directors and officers and certain of its employees in accordance with the Company's by-laws. The Company maintains insurance policies that may provide coverage against certain claims.

(b) The Company has previously reported on the lawsuit filed by Mr. Steven Van Fleet against Micromem, the Company's response to the lawsuit and its counterclaims against Mr. Van Fleet.

On April 29, 2021 the matter was resolved in Micromem's favor when the Court dismissed Mr. Van Fleet's claims and ruled that he was liable to the Company and to MAST on their counterclaims.  An inquest hearing to determine damages was held in June 2021.

On June 16th, the Court ruled that Micromem and MAST had established damages totaling $765,579 representing the full amount that had been requested; furthermore, the Court awarded costs and statutory prejudgment interest from May 9, 2017.  On June 29, 2021 the Court entered a judgement in favor of Micromem and MAST for a total amount of $1,051,739.

The Company is now pursuing collection of the judgement award. It will report the recovery of this contingent asset as funds are received. As at October 31, 2021, the Company has recorded recovery of $40,000 received in the period as a reduction of legal expenses.